UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                       Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                March 20, 2007

                                TriCo Bancshares
             (Exact name of registrant as specified in its charter)

       California                   0-10661                   94-2792841
------------------------        ---------------          --------------------
     (State or other         (Commission File No.)         (I.R.S. Employer
     jurisdiction of                                      Identification No.)
incorporation or organization)

                 63 Constitution Drive, Chico, California 95973
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:(530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

 [ ] Soliciting  material pursuant to rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 [ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On March 20, 2007, TriCo Bancshares ("TriCo"), entered into an Amended Employment Agreement with Richard P. Smith, President and CEO of TriCo, which replaces in its entirety Mr. Smith's Amended Employment Agreement dated August 23, 2005. A copy of the Amended Employment Agreement is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

    10.1 Amended Employment Agreement dated March 20, 2007, between Richard P. Smith and TriCo Bancshares

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2007                           TRICO BANCSHARES
                                               (Registrant)

                                               By: /s/Thomas J Reddish
                                                   --------------------
                                                   Thomas J. Reddish
                                                   Executive Vice President
                                                   Chief Financial Officer

Exhibit 10.1

                          AMENDED EMPLOYMENT AGREEMENT

This AMENDED EMPLOYMENT AGREEMENT ("Agreement") is entered into as of March 20, 2007 between TRICO BANCSHARES ("EMPLOYER"), having its principal place of business at 63 Constitution Drive, Chico, California 95926 and Richard P. Smith ("Employee"), and replaces in its entirety the Amended Employment Agreement dated August 23, 2005, between EMPLOYER and Employee.


                                   WITNESSETH

     WHEREAS, EMPLOYER desires to continue to employ Employee pursuant to the terms of this Agreement and Employee is desirous of and wishes to continue in such employment, on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

  1. EMPLOYMENT

     EMPLOYER hereby employs Employee, and Employee hereby accepts appointment, as President and Chief Executive Officer. Employee shall report to and be under the supervision of the Board of Directors of EMPLOYER and Employee hereby agrees to devote his full and exclusive time and attention to the business of EMPLOYER, to faithfully perform the duties assigned to him by the Board of Directors consistent with his office, and to conduct himself in such a way as shall best serve the interests of EMPLOYER.

  2. TERM OF AGREEMENT

     Unless sooner terminated by EMPLOYER or the Employee pursuant to the provisions of Sections 4 or 6 hereof, the employment provisions of this Agreement shall terminate on the first (1st) anniversary of the date of this Agreement. This Agreement shall automatically be extended for an additional year on the first anniversary of this Agreement and each anniversary thereafter unless a party notifies the other party to the contrary in writing 90 days prior to an anniversary date; provided, however, this Agreement may not be terminated pursuant to this Section 2 at any time there is a pending or threatened "Change of Control" (as defined herein).

  3. COMPENSATION

     For and in consideration of the performance by the Employee of the services, terms, conditions, covenants and promises herein recited, EMPLOYER agrees and promises to pay to the Employee at the times and in the manner herein stated, the following:

     3.1 Salary. As the compensation for the services to be performed by the Employee hereunder during the employment period, the Employee shall receive, as gross salary before any withholding of whatever sort, the sum of $465,088.00 per year, payable in the manner in which EMPLOYER's payroll is customarily handled. Additionally, Employee will be eligible for such annual increases in salary as EMPLOYER's Compensation Committee shall from time to time decide.

     3.2 Bonus/Incentive Plan. Employee shall participate in a bonus/incentive plan to be agreed upon between Employee and EMPLOYER and approved by the EMPLOYER's Compensation Committee.

     3.3 Stock Options.Employee will be granted options annually to purchase shares of TRICO BANCSHARES ("TRICO") common stock pursuant to and under the terms of TRICO's stock option plans in amounts determined by EMPLOYER's Compensation Committee.

     3.4 Employee Benefits.In addition to the above, EMPLOYER shall provide Employee with the following:

          (a) participation for the Employee and his dependents, in any present or future disability, health, dental or other insurance plan generally available to all employees of EMPLOYER, such participation to be on the same basis as such other executives/employees, except that the 90 day waiting period for inclusion shall be waived;

          (b) participation for the Employee in any present or future employee savings plans, including, but not limited to EMPLOYER's 401(k) Savings Plan; Employee Stock Ownership Plan; Executive Deferred Compensation Plan; and Supplemental Executive Retirement Plan;

          (c)  twenty (20) paid vacation days annually; and

          (d) a car allowance of $1,000.00 per month or use of an automobile owned or leased by Trico, and reimbursement of other reasonable out-of-pocket expenses incurred by the Employee in the performance of the duties hereunder in accordance with the policies of EMPLOYER.

  4. EARLY TERMINATION OF EMPLOYMENT

     4.1 Termination For Cause. EMPLOYER may at any time, in its sole discretion, terminate the employment provisions of this Agreement for "cause," effective immediately upon providing the Employee with notice of his dismissal. The only occurrences which shall constitute "cause" within the meaning of this paragraph shall be the following:

          (a)  Employee's    dishonesty,    disloyalty,    willful   misconduct,
               dereliction of duty or conviction of a felony or other crime the subject matter of which is related to his duties for EMPLOYER;

          (b) the commission by the Employee of an act of fraud or bad faith upon EMPLOYER;

          (c) the willful misappropriation of any funds or property of EMPLOYER by the Employee;

          (d) the willful, continued and unreasonable failure by the Employee to perform his duties or obligations under this Agreement; or

          (e) the breach of any material provisions hereof or the engagement by the Employee, without the prior written approval of EMPLOYER, in any activity which would violate the provisions of Section 7 of this Agreement.

     4.2 Termination Without Cause. EMPLOYER may at any time upon 90 days' written notice given to Employee, in its sole discretion, terminate the employment provisions of this Agreement without "cause," which term is defined in Section 4.1 hereof; provided, however, this Agreement may not be terminated pursuant to this Section 4.2 at any time there is a pending or threatened change of control of EMPLOYER.

     4.3 Voluntary Termination. The employment provisions of this Agreement shall also terminate upon:

          (a) the death or permanent physical or mental disability of the Employee;

          (b)  the voluntary retirement of the Employee; or

          (c)  the voluntary resignation of the Employee.

     For purposes hereof, permanent physical or mental disability shall be deemed to have occurred when Employee has been unable, with reasonable accommodation, to perform the essential functions of his job (i) for a period of six (6) consecutive months or (ii) on 80% or more of the normal working days during any nine (9) consecutive months.

  5. RIGHTS UPON EARLY TERMINATION OF EMPLOYMENT

     5.1 Termination Pursuant to Section 4.1 or 4.3. If Employee's employment is terminated pursuant to paragraph 4.1 or 4.3 hereof, then EMPLOYER will have no obligation to pay any amount to the Employee other than amounts earned or accrued pursuant to the provisions of Section 3, but which have not yet been paid as of the date of the termination of the Employee, and the Employee shall have no further claims against EMPLOYER or its subsidiaries with respect to this Agreement (except with respect to payments due and payable under this paragraph 5.1).

     5.2 Termination Pursuant to Section 4.2. If Employee's employment is terminated pursuant to paragraph 4.2 hereof, then EMPLOYER shall pay to the Employee all amounts earned or accrued pursuant to the provisions of Section 3 hereof, but which have not yet been paid as of the date of the termination of the Employee. In addition, EMPLOYER shall pay Employee a prorated amount of Employee's minimum guaranteed annual bonus (as set forth in Section 3.2) through the date of termination. In addition, EMPLOYER shall pay through the then remaining term of this Agreement, the amount of salary that would be payable pursuant to paragraph 3.1 if the Employee's employment had not been terminated, at such times and in such amounts that would have been paid if Employee's employment had not been terminated.

  6. CHANGE OF CONTROL

     6.1 Benefits. In the event of a Change of Control of EMPLOYER and in the event that, within one year following the Change of Control, either: (i) Employee's employment is terminated by EMPLOYER other than for "cause" as defined in Section 5.2, or (ii) Employee terminates his employment with EMPLOYER after a substantial and material negative change occurs in Employee's title, compensation and/or responsibilities, then, subject to the provisions of Section 6.3, Employee shall be entitled to receive his salary at the rate then in effect for a period of twenty-four (24) months following the occurrence of the events set forth herein, as well as an amount equal to 200% of the annual bonuses earned by Employee for the last complete calendar year or year of employment, whichever is greater, paid in twenty-four equal monthly installments; provided, however, that the present value of said payments shall not be more than two hundred ninety-nine percent (299%) of Employee's compensation as defined by
Section 280G of the Internal Revenue Code of 1954, as amended. EMPLOYER shall be relieved of its obligation to make payments under this Section 6.1 if, at the time it is to make such payment, it is insolvent, in conservatorship or receivership, is in a troubled condition, is operating under a supervisory agreement with any regulatory agency having jurisdiction, has been given a financial soundness rating of "4" or "5," or is subject to a proceeding to terminate or suspend federal deposit insurance.

     6.1 Defined. For purposes of this Section 6, a "Change of Control" of EMPLOYER shall occur:

          (a) upon EMPLOYER's knowledge that any person (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) is or becomes "the beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of shares representing 40% or more of the combined voting power of the then outstanding securities of EMPLOYER or Tri Counties Bank; or

          (b) upon the first purchase of the common stock of EMPLOYER pursuant to a tender or exchange offer (other than a tender or exchange offer made by EMPLOYER); or

          (c) upon the approval by the stockholders of EMPLOYER of a merger or consolidation (other than a merger of consolidation in which EMPLOYER is the surviving corporation and which does not result in any reclassification or reorganization of EMPLOYER's then outstanding securities), a sale or disposition of all or substantially all of EMPLOYER's assets, or a plan of liquidation or dissolution of EMPLOYER; or

          (d) if, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of EMPLOYER cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the stockholders of EMPLOYER of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     6.2 Limitations. Anything in this Agreement to the contrary notwithstanding, prior to the payment of any compensation or benefits payable under Section 6.1 hereof, the certified public accountants of EMPLOYER who served as accountants immediately prior to a Change of Control (the "Certified Public Accountants") shall determine as promptly as practical and in any event within 20 business days following a Change of Control whether any payment or distribution by EMPLOYER to or for the benefit of Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, any other agreements or otherwise) (a "Payment") would more likely than not be nondeductible by EMPLOYER for Federal income tax purposes because of section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and if it is, then the aggregate present value of amounts payable or distributable to or for the benefit of EMPLOYEE pursuant to this Agreement (such payments or distributions pursuant to this Agreement are thereinafter referred to as "Contract Payments") shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Section 6.3, the "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Contract Payments without causing any payment to be nondeductible by EMPLOYER because of said Section 280G of the Code.

     If under this Section the Certified Public Accountants determine that any payment would more likely than not be nondeductible by EMPLOYER because of
Section 280G of the Code, EMPLOYER shall promptly give Employee notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Employee may then elect, in his sole discretion, which and how much of the Contract Payments or any other payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Contract Payments or any other payments equals the Reduced Amount), and shall advise the EMPLOYER in writing of his election within 20 business days of his receipt of notice. If no such election is made by Employee within such 20-day period, EMPLOYER may elect which and how much of the Contract Payments or any other payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Contract Payments equals the Reduced Amount) and shall notify Employee promptly of such election. For purposes of this Section 6.3, present value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Certified Public Accountants shall be binding upon EMPLOYER and Employee and the payment to Employee shall be made within 20 days of a Change of Control. EMPLOYER may suspend for a period of up to 30 days after a Change of Control the Payment and any other payments or benefits due to Employee until the Certified Public Accountants finish the determination and Employee (or EMPLOYER, as the case may be) elects how to reduce the Contract Payments or any other payments, if necessary. As promptly as practicable following such determination and the elections hereunder, EMPLOYER shall pay to or distribute to or for the benefit of Employee such amounts as are then due to Employee under this Agreement.

     As a result of the uncertainty in the application of Section 280G of the Code, it is possible that Contract Payments may have been made by EMPLOYER which should not have been made ("Overpayment"), in each case, consistent with the calculation of the Reduced Amount hereunder. In the event that the Certified Public Accountants, based upon the assertion of a deficiency by the Internal Revenue Service against EMPLOYER or Employee which said Certified Public Accountants believe has a high probability of success, determines that an
Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to Employee which Employee shall repay to EMPLOYER together with interest at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code; provided, however, that no amount shall be payable by Employee to EMPLOYER in and to the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Certified Public Accountants, based upon controlling precedent, determine that an Underpayment has occurred, any such Underpayment shall be promptly paid by EMPLOYER to or for the benefit of Employee together with interest at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code.

     6.3 Continuing Obligations. The triggering of this Section 6 shall not relieve Employee or EMPLOYER of their obligations pursuant to the provisions of
Section 7 hereof, which contains independent agreements and obligations.

  7. COVENANTS

     7.1 Non-disturbance with Employees. Employee hereby agrees that (a) during the term of his employment with EMPLOYER and for a period of twelve (12) months following the termination of his employment, he will not directly or indirectly solicit, cause any other person to solicit or assist any other person with soliciting, the employment of any person who is, at the time of such solicitation, or who was within 30 days of such solicitation, an employee of EMPLOYER or its subsidiaries or employees. Employment for purposes of this Section shall include consulting, performing services for commissions or otherwise performing services for cash or other compensation.

     7.2 Confidential Information. The parties hereto recognize that the services performed and to be performed by Employee are special and unique and that by reason of this employment Employee has acquired and will continue to acquire information regarding the strategic plans, business plans, policies, finances and customers and trade secrets of EMPLOYER ("Confidential Information"). Employee hereby agrees not to divulge such Confidential Information to anyone, either during his employment with EMPLOYER or for a period of three (3) years following the termination of his employment. Employee further agrees that all memoranda, notes, records, reports, letters, and other documents made, compiled, received, held, or used by Employee while employed by EMPLOYER concerning any phase of the business of EMPLOYER shall be EMPLOYER's property and shall be delivered by Employee to EMPLOYER on the termination of his employment, or at any earlier time on the request of the Board of Directors.

     7.3 Non-use of Confidential Information. Employee hereby agrees that (a) during the term of his employment with EMPLOYER; and (b) for a period of one year following the termination of his employment, he will not use any Confidential Information, and especially information concerning EMPLOYER's customers to directly or indirectly solicit, cause any other person to solicit or assist any other person with soliciting any customer, depositor or borrower of EMPLOYER or its subsidiaries or affiliates to become a customer, depositor or borrower of another bank, savings and loan, or financial institution.

     7.4 Enforcement. The agreement of Employee regarding the provisions contained in this Section 7 shall be enforceable both at law and in equity, by injunction and otherwise; and the rights and remedies of EMPLOYER hereunder with respect thereto shall be cumulative and not alternative and shall not be exhausted by any one or more uses thereof.

  8. ENTIRE AGREEMENT: WAIVERS AND AMENDMENTS

     This Agreement sets forth the entire agreement between the parties with respect to the terms and conditions of the relationship between Employee and EMPLOYER and any and all matters related thereto, and any and all prior agreements with respect to any thereof, whether oral or written, are superseded hereby. Neither this Agreement nor any term or condition hereof, including without limitation, the terms and conditions of this Section, may be waived or modified in whole or in part as against EMPLOYER or Employee, as the case may be, except by written instrument signed by an authorized officer of EMPLOYER and by Employee, expressly stating that it is intended to operate as a waiver or modification of this Agreement, and any such written waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach hereof.

  9. NOTICE

     Any notices, consents or other communication required to be sent or given hereunder by any of the parties shall in every case be in writing and shall be deemed properly served if (a) delivered personally, (b) sent by registered or certified mail, in all such cases with first class postage prepaid, return receipt requested, or (c) delivered by a recognized overnight courier service, if to EMPLOYER at the address of its main office to the attention of its President and, if to Employee, at his last address on the personnel records of EMPLOYER or at such other addresses as may be furnished by a party in writing according to the provisions of this Section 9, except that either party may from time to time, in writing by certified mail, designate another address which shall thereupon become his or its effective address for the purposes of this
Section 9.

  10. SEVERABILITY

     If any term or provision of this Agreement or the application thereof to any person, property or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons, property or circumstances other than those as to which it is invalid or unenforceable, shall not be effected thereby, and each term provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

  11. NO RESTRICTIONS

     Employee hereby represents and warrants that he is not now and will not be subject to any agreement, restriction, lien, encumbrance, or right, title or interest in any one of the foregoing, limiting in any way the scope of this Agreement or in any way inconsistent with this Agreement.

  12. NO ASSIGNMENT: BINDING EFFECT

     This Agreement shall be binding upon and inure to the benefit of EMPLOYER, its successors or assigns. Except as to the obligation of Employee to render personal services which shall be non-assignable, this Agreement shall be binding upon and inure to the heirs, executors, administrators, and assigns of Employee.

  13. ARBITRATION

     EXCEPT AS TO ANY ACTION BROUGHT TO ENFORCE THE PROVISIONS OF SECTION 7 ABOVE, ANY CONTROVERSY, DISPUTE OR CLAIM ARISING OUT OF OR RELATING TO THE TERMINATION OF THE EMPLOYEE'S EMPLOYMENT, AND THE INTERPRETATION OF THIS
AGREEMENT, AND ANY AND ALL CLAIMS INCLUDING ANY STATUTORY CLAIMS OF DISCRIMINATION, SHALL BE RESOLVED BY BINDING ARBITRATION UNDER THE EMPLOYMENT DISPUTE RESOLUTION RULES OF THE AMERICAN ARBITRATION ASSOCIATION PROVISIONS OF THE FEDERAL UNIFORM ARBITRATION ACT.

     The parties agree that arbitration shall be the exclusive forum to resolve any and all claims between the parties, their agents and employees regarding the termination of employment, or of this Agreement, including any claims of discrimination under any state or federal statute, wrongful discharge theory, or any other claim whether based on specific state or federal statute or common law.

     ANY CLAIM MADE UNDER THIS PROVISION MAY BE SUBMITTED IN WRITING WITHIN 60 DAYS AFTER THE TERMINATION OF EMPLOYMENT OR THIS AGREEMENT. THE WRITTEN CLAIM MUST DETAIL THE FACTS WHICH SUPPORT THE CLAIM ALONG WITH ANY LEGAL THEORIES OR STATUS UPON WHICH THE CLAIM IS BASED.

     The parties agree to abide by any determination of the arbitrator as to which party is to be responsible for the costs and attorneys' fees in any such proceeding. It is agreed that the arbitrator shall be empowered to hear all legal and equitable claims, including claims for discrimination. The arbitrator shall be governed by the law applicable to any claims based upon any state or federal statute, and will also be empowered to award any remedies appropriate under any such statues.

     This provision shall survive the termination of Employee's employment and this Agreement.

  14. HEADINGS

     The  captions  and  headings   contained  herein  have  been  inserted  for
convenience or reference only and shall not affect the meaning or interpretation of this Agreement.

  15. GOVERNING LAW AND CHOICE OF FORUM

     This Agreement shall be construed and enforced in accordance with the laws of the State of California and shall be enforced in the State or Federal Courts sitting in California.


                                    EMPLOYEE

                                    /s/Richard P. Smith
                                    -------------------
                                    Richard P. Smith

ATTEST:

/s/Thomas J. Reddish
--------------------
Thomas J. Reddish,
Vice President & CFO


                                    TRICO BANCSHARES

                                 By:/s/William J. Casey
                                    ---------------------
                                    William J. Casey,
                                    Chairman of the Board

ATTEST:

/s/Thomas J. Reddish
--------------------
Thomas J. Reddish,
Vice President & CFO